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                                                                   Exhibit 99.2

SUPPLEMENTAL CONSOLIDATED QUARTERLY FINANCIAL DATA FOR THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

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                                                       Q1           Q2           Q3            Q4           2000
                                                  --------------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:
Revenues:
          Transaction...........................      $ 20,427     $ 21,680      $ 23,415     $ 29,197       $ 94,719
          Software..............................         8,428        9,080         8,939        8,811         35,258
          Consulting and services...............         8,819        9,634        10,093       10,998         39,544
          Hardware..............................         4,712        4,853         3,986        3,572         17,123
                                                  --------------------------------------------------------------------
                   Total revenues...............        42,386       45,247        46,433       52,578        186,644
Cost of revenues:
          Transaction...........................         9,063       11,909        12,410       16,015         49,397
          Software..............................           660          440           289          447          1,836
          Consulting and services...............         4,052        4,512         4,684        4,780         18,028
          Hardware..............................         3,882        3,044         2,980        2,565         12,471
                                                  --------------------------------------------------------------------
                   Total cost of revenues.......        17,657       19,905        20,363       23,807         81,732
                                                  --------------------------------------------------------------------
Gross profit....................................        24,729       25,342        26,070       28,771        104,912
                                                  --------------------------------------------------------------------
Operating expenses:
          Development costs.....................         6,941        7,296         7,108        7,911         29,256
          Sales and marketing...................         5,545        5,126         5,313        6,175         22,159
          General and administrative............         4,388        4,035         5,158        4,374         17,955
          Amortization of acquired workforce....           191          191           120            -            502
                                                  --------------------------------------------------------------------
                   Total operating expenses.....        17,065       16,648        17,699       18,460         69,872
                                                  --------------------------------------------------------------------
Income from operations..........................         7,664        8,694         8,371       10,311         35,040
                                                  --------------------------------------------------------------------
Other income, net...............................         1,115        1,299         1,566        1,466          5,446
                                                  --------------------------------------------------------------------
Income before provision for taxes...............         8,779        9,993         9,937       11,777         40,486

Provision (benefit) for income taxes............         3,148        3,588         3,615         (377)         9,974
                                                  --------------------------------------------------------------------
Net income......................................       $ 5,631      $ 6,405       $ 6,322     $ 12,154       $ 30,512
                                                  ====================================================================
Basic earnings per share........................        $ 0.21       $ 0.23        $ 0.23       $ 0.44         $ 1.12
                                                  ====================================================================
Shares used for basic computation...............        26,862       27,303        27,566       27,675         27,362
                                                  ====================================================================
Diluted earnings per share......................        $ 0.19       $ 0.22        $ 0.21       $ 0.43         $ 1.04
                                                  ====================================================================
Shares used for diluted computation............         29,689       29,634        29,463       28,524         29,377
                                                  ====================================================================
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                                      F-22